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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of report (Date of earliest event reported) March 15, 2005
                                                            --------------


             Corporate Property Associates 16 - Global Incorporated
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         333-106838                                     80-0067704
  ------------------------                   ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)


   50 Rockefeller Plaza, New York, NY                     10020
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(Address of Principal Executive Offices)               (Zip Code)


                                  212-492-1100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01. Completion of Acquisition or Disposition of Assets

On March 15, 2005, the registrant completed the acquisition of the Piscataway, New Jersey office campus of Telcordia Technologies, Inc. ("Telcordia") for $119.97 million. The office campus consists of six buildings totaling approximately 891,000 square feet. Under the terms of the agreement, Telcordia will lease the property from the registrant on a triple net lease basis for an initial term of 18.5 years. This transaction was entered into in connection with the recent purchase of Telcordia by Warburg Pincus and Providence Equity Partners.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

     The financial statements of the acquired assets, required pursuant to Rule 3-14 of Regulation S-X, will be filed by an amendment to this report no later than May 31, 2005, which is 71 calendar days from the date that this report was required to be filed.

(b) Pro Forma Financial Information

     The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by an amendment to this report no later than May 31, 2005, which is 71 calendar days from the date that this report was required to be filed.

(c) Exhibits

99.1     Press release dated March 16, 2005 announcing this transaction.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED



                         By:  /s/ John J. Park
                            -------------------------------------
                            John J. Park, Chief Financial Officer


Date:  March 18, 2005